SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2006 (October 26, 2006)

OMRIX BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51905	52-2147005
(Commission File No.)	(IRS Employer Identification No.)

630 Fifth Avenue, 22nd Floor, New York, NY	10111
(Address of principal executive offices)	(Zip Code)
(212) 887-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(d) Election of Director . Effective as of October 26, 2006, the Company’s Board of Directors elected Joseph Akers to the Company’s Board of Directors to fill the vacancy therein. Mr. Akers will serve until his successor has been duly elected and qualified.
A copy of the press release announcing this election is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release dated October 31, 2006 regarding the election of Joseph Akers to the Registrant’s Board of Directors

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omrix Biopharmaceuticals, Inc.
Date: October 31, 2006	By:	/s/ Michael Burshtine
		Name:	Michael Burshtine
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 31, 2006 regarding the election of Joseph Akers to the Registrant’s Board of Directors